Exhibit 10.6

借款协议

Loan Agreement

借款协议

Loan Agreement

协议编号：QGJKXY202104

Agreement number: QGJKXY202104

甲方（出借人）：杨恒飞

Party A (Lender): Yang Hengfei

身份证号码：211022198007056571

ID card No.: 211022198007056571

乙方（借款人）：上海起阁动力科技有限公司

Party B (Borrower): Shanghai Qige Power Technology Co., Ltd.

统一社会信用代码：91310115MA1H836T1H

Unified Social Credit Code: 91310115MA1H836T1H

法定代表人：钱华

Legal Representative: Qian Hua

为了明确责任，恪守信用，在双方自愿、协商情况下特签订本合同以资共同信守。

In order to specify responsibilities and abide by credit, Party A and Party B hereby enter into this Contract voluntarily through consultation.

一、借款额度：3, 000, 000. 00元（大写:叁佰万元整）。

I. Loan amount: 3,000,000.00 Yuan (in words: three million Yuan only).

二、借款用途：该笔借款用于公司经营。

II. Loan purpose: the loan shall be used for the operation of the Company.

三、款项支付方式：甲方按乙方需求，在借款额度范围内分批支付款项，具体借款金额以申请书累计金额为准。

III. Payment mode: Party A shall pay the loan in installments within the loan amount according to Party B’s needs. The specific loan amount shall be subject to the accumulative amount of the application.

四、偿还方式：

IV. Repayment mode:

1、乙方可根据自身经营情况或根据甲方要求随时还款。如甲方临时需要收回借款，应提前三十天向乙方提出还款申请。

1. Party B may make repayment at any time according to its business situations or Party A’s requirements. Should Party A recover the loan temporarily, it shall apply for repayment to Party B 30 days in advance.

2、还款方式：乙方可以选择分期或一次性偿还借款。

2. Repayment mode: Party B may choose to repay the loan in installments or in a lump sum.

五、借款性质：该笔款项甲方不收取利息供乙方无息使用。

V. Loan nature: Party A shall not charge any interest but provide the loan for Party B for use free of interest.

六、违约责任

借款协议

Loan Agreement

VI. Liability for breach of contract

1、 如乙方未按甲方要求归还借款的，应向甲方承担违约责任。

1. If Party B fails to repay the loan according to Party A’s requirements, Party B shall bear liability for breach of contract for Party A.

2、 乙方如不按合同规定的用途使用借款，甲方有权随时收回该借款，并要求乙方支付借款总金额百分之三十作为违约金。

2. If Party B does not use the loan for the purpose specified herein, Party A shall have the right to take back the loan at any time and require Party B to pay 30% of the total loan as liquidated damages for breach of contract.

七、合同争议的解决方式：本合同在履行过程中发生的争议，由当事人双方友好协商解决，也可由第三人调节，协商或调节不成的，可以向甲方所在的人民法院起诉。

VII. Dispute settlement: any and all disputes during the execution process of this Contract shall be settled by both parties through friendly consultation, or be mediated by a third party. Where consultation or mediation fails, a lawsuit may be instituted in the people’s court at the location where Party A is located.

八、本合同自双方签字之日起生效。本合同一式两份, 双方各执一份，合同文本具有同等法律效力。

VIII. This Contract shall come into force as of the date of signature of both parties. This Contract is made out in two originals for Party A and Party B each holding one, which shall be equally authentic.

甲方(签字、盖章）：杨恒飞 Party A (Signature and Seal): Yang Hengfei 签订日期：2021年4月15日 Date of signing: April 15, 2021	乙方(签字、盖章）： Party B (Signature and Seal): 签订日期：2021年4月15日 Date of signing: April 15, 2021